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              SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

                      WARBURG PINCUS EUROPEAN EQUITY FUND

     The fund's Board of Directors has determined to cease offering institutional shares of the fund. Accordingly, effective immediately, institutional shares of the fund will no longer be offered to investors.

Dated: August 31, 2000                                             CSISB-16-0800